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                                  EXHIBIT 10.20

                                  -------------

                        INDEMNITY AND GUARANTY AGREEMENT

     THIS INDEMNITY AND GUARANTY AGREEMENT (this "Agreement"), made as of December 20, 1999 by SHELDON G. ADELSON ("Principal"), having an address at c/o The Venetian, 3355 Las Vegas Boulevard South, Las Vegas, NV 89109, in favor of
(i) The Bank of Nova Scotia, a Canadian chartered bank, as Collateral Agent under that certain Loan Agreement dated of even date herewith among (A) the lenders from time to time parties thereto, (B) Goldman Sachs Mortgage Company, as Syndication Agent, (C) The Bank of Nova Scotia, as Administrative Agent, (D) The Bank of Nova Scotia, as Collateral Agent, having an address at 580 California Street, Suite 2100, San Francisco, California 94104, and (E) the Borrower, as borrower (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"; capitalized terms used herein and not defined herein having the meanings ascribed to them in the Loan Agreement), (ii) The Bank of Nova Scotia, a Canadian chartered bank, as Administrative Agent under the Loan Agreement, having an address at 580 California Street, Suite 2100, San Francisco, California 94104, (iii) GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, in its capacity as Syndication Agent under the Loan Agreement, having an address at 85 Broad Street, New York, New York 10004, (iv) the Lenders, (v) the respective successors and assigns of the Agents (as "Agents" under the Loan Documents) and of the Lenders (as "Lenders" under the Loan Documents) and (vi) any affiliate of any Agent or Lender that acquires title to the Trust Property after the exercise of any remedies under or in connection with the Deed of Trust (or in lieu thereof) (all of the Persons described in the foregoing clauses (i) through and including (vi), the "Indemnified Parties"; each such Person, an "Indemnified Party").

W I T N E S S E T H:
- - - - - - - - - -

     WHEREAS, Grand Canal Shops Mall Subsidiary, LLC., a Delaware limited liability company (the "Borrower") desires to have the Lenders make to the Borrower, pursuant to and subject to the terms, covenants, agreements and conditions of the Loan Agreement, a loan in an aggregate principal amount of $105,000,000 (the "Loan");

     WHEREAS, the Lenders are unwilling to make the Loan to the Borrower as aforesaid unless, among other things, the Principal executes and delivers this Agreement;

     WHEREAS, (i) the Principal owns all of the issued and outstanding voting stock of (A) Las Vegas Sands, Inc., a Nevada corporation ("LVSI") and (B) Interface Group Holding Company, Inc., a Nevada corporation ("Interface Holding Co."), (ii) LVSI owns a managing member interest in, and Interface Holding Co. owns all non-managing membership interests in Venetian Casino Resort, LLC, a Nevada limited liability company ("Venetian"), (iii) Venetian owns all of the membership interests in Mall Intermediate Holding Company, LLC, a Delaware limited liability company ("Mall Intermediate Holdings"), (iv) Mall Intermediate Holdings owns all of the membership interests in Grand Canal Shops Mall Holding Company, LLC, as Delaware limited liability company ("Mall Holdings"), (v) Mall Holdings owns all of the membership interests in Grand Canal Shops Mall, LLC ("Mall LLC") and (vi) Mall LLC owns all of the membership interests in Borrower;

     WHEREAS, (i) LVSI owns all of the issued and outstanding voting stock of Grand Canal Shops MM, Inc., a Nevada corporation ("MM Inc."), (ii) MM Inc. owns all of the issued and outstanding voting stock of Grand Canal Shops Mall MM Subsidiary Inc., a Nevada corporation ("Managing Member") and (iii) immediately after the funding of the Loan, (A) Mall Holdings shall assign a one percent (1%) membership interest in Mall Holdings to MM Inc. (such that MM Inc. is the sole managing member of Mall Holdings); and (B) Mall LLC shall assign a one percent (1%) managing membership interest in Borrower to Managing Member (such that Managing Member is the sole managing member of Borrower);

     WHEREAS, Principal will benefit, directly and indirectly, from the making by the Lenders to the Borrower of the Loan as aforesaid;

     NOW, THEREFORE, in consideration of agreement by the Lenders to make the Loan to the Borrower pursuant to and subject to the terms, covenants, agreements and conditions of the Loan Agreement, and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereby covenant, agree, represent and warrant as follows:

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1.                Indemnity and Guaranty.
                  ----------------------

(a) Principal hereby assumes liability for, guarantees payment to the Indemnified Parties of, agrees to pay, protect, defend and save Indemnified Parties harmless and indemnifies Indemnified Parties from and against, any and all liabilities, obligations, losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees, costs and disbursements), causes of action, suits, claims, losses (including, without limitation, any diminution in the value of the security afforded by the Collateral or any future reduction of the sales price of the Collateral by reason of any of the following occurrences), demands and judgments of any nature or description whatsoever (collectively, "Costs"), which may at any time be imposed upon, incurred by or awarded against Indemnified Parties as the result of:

     (1) any fraud or intentional misrepresentation committed by the Principal or any Related Person (as defined below); provided that, the Principal shall not be liable under this clause (1) for consequential or punitive damages and no Indemnified Party shall be entitled to make a claim under this clause (1) for breach of the Subsection 4.1(J) Representation and Warranty; provided further that (x) the breach of the Subsection 4.1(J) Representation and Warranty shall constitute a Default and (y) the foregoing proviso shall not relieve or release, or be deemed to release or relieve, (A) the Principal from personal liability for an intentional misrepresentation made by the Principal or any Related Person, (B) any Related Person from personal liability for an intentional misrepresentation made by such Related Person or
          (C) the Borrower from personal liability for a misrepresentation (whether intentional or not) made by the Principal or any Related Person, in any case, with respect to any representation or warranty other than the Subsection 4.1(J) Representation and Warranty (including, without limitation, any representation or warranty that relates to the same subject matter as does the breach of the Subsection 4.1(J) Representation and Warranty in question);

     (2) (A) the misappropriation by the Principal or any Related Person of any funds disbursed from any Bank Account and/or from the Retainage Escrow Account and/or any Loss Proceeds, or (B) any funds disbursed from any Bank Account and/or from the Retainage Escrow Account and/or any Loss Proceeds not being applied for the purpose specified for such funds or Loss Proceeds in any Loan Document or in the REA due to the actions of the Principal or any Related Person,; provided that the "Costs" payable under this clause "(2)" shall be limited to the actual amount which has been so misappropriated or so not applied, as applicable, together, in any case, with (x) Costs incurred by any Indemnified
          Party in connection with the enforcement of the Principal's obligations under this Agreement and (y) other Costs (other than consequential damages) relating to any claim, action or proceeding made or brought against any Indemnified Part(ies) as the direct and proximate result of such misappropriation or failure so to apply, as applicable;

     (3) the misappropriation by Principal or any Related Person of any tenant security deposit or other similar sum paid to or held by Borrower or any other Person in connection with the Trust Property; provided that the "Costs" payable under this clause "(3)" shall be limited to the actual amount which has been so misappropriated, together with (x) Costs incurred by any Indemnified Party in connection with the enforcement of the Principal's obligations under this Agreement and
          (y) other Costs (other than consequential damages) relating to any claim, action or proceeding made or brought against any Indemnified Part(ies) as the direct and proximate result of such misappropriation;

     (4) if, due to the actions of the Principal or any Related Party, the Rents, accruing from and after the occurrence of a monetary Event of Default, shall not be applied, to pay any portion of the Indebtedness or to other sums required to be paid pursuant to the Loan Documents or to other amounts payable in respect of the use, operation and maintenance of the Collateral in accordance with the terms of the Loan Documents; provided that the "Costs" payable under this clause "(5)" shall be limited to the actual amount which has been so not applied, together with Costs incurred by any Indemnified Party in connection with the enforcement of the Principal's obligations under this Agreement; and/or

     (5) any condition which constitutes a Default under the Loan Documents relating to Hazardous Substances, Environmental Claims, Environmental Liens, Remedial Work and/or Environmental Laws that Principal or any of the Related Persons shall deliberately cause or direct another Person to cause on or after the Closing Date;

     The acts and omissions described in the foregoing clauses (1) through and including (5) are collectively referred to as the "Recourse Acts".

(b)  This is a  guaranty  of  payment  and  performance  and not of  collection.

     Subject to the provisions of Section 1(c) below, the liability of Principal under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other Person (including, without limitation, other guarantors, if any), nor against the collateral for the Loan. Subject to the provisions of Section 1(c) below, Principal waives any right to require that an action be brought against Borrower or any other Person or to require that resort be had to any collateral for the Notes or to any balance of any deposit account or credit on the books of any Indemnified Party in favor of Borrower or any other Person. Subject to the provisions of Section 1(c) below, in the event of a default under the Loan Documents which is not cured within any applicable grace or cure period, the Indemnified Parties shall have the right to enforce their rights, powers and remedies (including, without limitation, foreclosure of all or any portion of the collateral for the Notes) thereunder or hereunder, in any order, and all rights, powers and remedies available to Indemnified Parties in such event shall be non-exclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. If the obligations guaranteed hereby are partially paid or discharged by reason of the exercise of any of the remedies available to Indemnified Parties, this Agreement shall nevertheless remain in full force and effect, and Principal shall remain liable for all remaining obligations guaranteed hereby, even though any rights which Principal may have against Borrower may be destroyed or diminished by the exercise of any such remedy.

(c) Notwithstanding anything to the contrary contained herein, to the extent that any Indemnified Party shall be entitled to make a claim under this Agreement pursuant to subsection 1(a)(1) hereof, then such Indemnified Party shall not make such claim until after the Trust Property (or the relevant portion thereof) shall have been sold or otherwise transferred pursuant to the exercise of remedies under the Loan Documents (or in lieu of the exercise of such remedies); provided that (i) the provisions of this subsection (c) shall not apply to the extent that (A) such Indemnified Party may lose the ability to prosecute such claim by such a delay and/or
     (B) such  Indemnified  Party  shall be  unable  to  realize  upon the Trust
     Property (or the relevant portion thereof) as a result of the fraud or misrepresentation in question and (ii) the provisions of this subsection
     (c) shall not apply to any claim that relates to Hazardous Substances, Environmental Laws, Environmental Claims, Remedial Work or Environmental Liens. Nothing contained in this subsection (c) shall in any way derogate from the limitation on liability provided for in subsection 1(a).

(d) As used herein, the term "Related Persons" shall mean the collective reference to David Friedman, Stephen J. O'Connor, Bradley H. Stone, Robert
     G. Goldstein, Harold D. Miltenberger, William P. Weidner and each individual that hereafter holds any office or position currently occupied by any of the foregoing (or any office or position that replaces any such currently existing office or position, provided that the duties required to be performed by the holder of such replacement office or position include, in all material respects, the duties required to be performed by the holder of such currently existing office or position).

(e) Nothing contained in this Agreement shall in any way prohibit, restrict, limit or condition, or be construed to prohibit, restrict or limit or condition, any rights or remedies afforded any Indemnified Party at law or in equity (other than any limitations on suits for breach of contract expressly set forth in this Agreement); provided that no party hereto shall be entitled to recover punitive damages against the Principal in connection with any tort, contract or other cause of action with respect to any Recourse Act.

(f) The procedures set forth in clause (iii) of Section 5.1(J) of the Loan Agreement shall apply to the indemnification obligations of Principal with respect to the matters described in subsection 1(a)(5) hereof.

2.   Reinstatement of Obligations. If at any time all or any part of any payment
     ----------------------------
     made by Principal or received by any Indemnified Party from Principal under or with respect to this Agreement is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of Principal or Borrower), then the obligations of Principal hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous payment made by Principal, or receipt of payment by any Indemnified Party, and the obligations of Principal hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Principal had never been made.

3.   Waivers by Principal.  Subject to the provisions of subsection 1(c) hereof,
     --------------------
     and to the extent permitted by law, Principal hereby waives and agrees not to assert or take advantage of:

(a) Any right to require any Indemnified Party to proceed against Borrower or any other Person or to proceed against or exhaust any security held by any Indemnified Party at any time or to pursue any other remedy in any Indemnified Party's power or under any other agreement before proceeding against Principal hereunder;

(b) Any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other Person or Persons or the failure of any Indemnified Party to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other Person or Persons;

(c) Demand, presentment for payment, notice of nonpayment, protest, notice of protest and, except as provided in the Loan Documents or as required by applicable law, all other notices of any kind, or the lack of any thereof, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Borrower, any Indemnified Party, any endorser or creditor of Borrower or of Principal or on the part of any other Person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by any Indemnified Party;

(d)  Any defense based upon an election of remedies by the Indemnified Parties;

(e) Any right or claim of right to cause a marshaling of the assets of Principal;

(f) Any duty on the part of any Indemnified Party to disclose to Principal any facts any Indemnified Party may now or hereafter know about Borrower or the Trust Property, regardless of whether any Indemnified Party has reason to believe that any such facts materially increase the risk beyond that which Principal intends to assume or has reason to believe that such facts are unknown to Principal or has a reasonable opportunity to communicate such facts to Principal, it being understood and agreed that Principal is fully responsible for being and keeping informed of the financial condition of Borrower, of the condition of the Trust Property and of any and all circumstances bearing on the risk that liability may be incurred by Principal hereunder;

(g) Any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Loan Documents;

     (h) Any deficiencies in the collateral for the Loan or any deficiency in the ability of any Indemnified Party to collect or to obtain performance from any Persons or entities now or hereafter liable for the payment and performance of any obligation hereby guaranteed;

     (i) An assertion or claim that the automatic stay provided by 11 U.S.C. ss. 362 (arising upon the voluntary or involuntary bankruptcy proceeding of Borrower) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of any Indemnified Party to enforce any of its rights, whether now existing or hereafter acquired, which any Indemnified Party may have against Principal or the collateral for the Loan;

     (j) Any modifications of the Loan Documents or any obligation of Borrower relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise;

     (k) Any action, occurrence, event or matter consented to by Principal under any provision hereof, or otherwise; and

     (l) The provisions of NRS 40.430 to the full extent provided for in NRS 40.495(2).

4.   General Provisions.
     -----------------

(a)  Fully Recourse.  Notwithstanding any provisions of any other Loan Documents
     --------------
     to the contrary, all of the terms and provisions of this Agreement are recourse obligations of Principal and not restricted by any limitation on personal liability (other than as set forth herein).

(b)  Unsecured Obligations. Principal hereby acknowledges that the Lenders would
     --------------------
     not make the Loan but for the unsecured personal liability undertaken by Principal herein.

(c)  Survival.  To the fullest extent  permitted by law, this Agreement shall be
     --------
     deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by any Indemnified Party under the Deed of Trust or any of the other Loan Documents, including, without limitation, any foreclosure or deed in lieu thereof. If the Obligations (as defined in the Deed of Trust) shall be paid and performed in accordance with the terms, agreements, covenants, provisions and conditions of the Loan Documents (other than any indemnification obligations that shall not have theretofore arisen and that shall survive the payment of the other Obligations), then the Principal's obligations under this Agreement (other than with respect to Costs relating to actions or proceedings made or brought against any Indemnified Party by any other Person) shall terminate.

(d)  Subordination.  Principal  hereby  subordinates any and all indebtedness of
     -------------
     Borrower now or hereafter owed to Principal to all indebtedness of Borrower to any Indemnified Party, and agrees with the Indemnified Parties that Principal shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of Principal's obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the collateral for the Loan; provided that, so long as no Event of Default shall then exist, the Borrower shall be entitled to pay to the Junior Lender, and the Junior Lender shall be entitled to receive from the Borrower, payments under the Junior Loan Note.

(e)  Rights  Cumulative;  Payments.  The obligations of Principal  hereunder are
     -----------------------------
     independent of the obligations of Borrower and the Indemnified Parties' rights under this Agreement shall be in addition to all rights of the Indemnified Parties under the Notes, the Deed of Trust and the other Loan Documents. In the event of any default hereunder, a separate action or actions may be brought and prosecuted against Principal whether or not Principal is the alter ego of Borrower and whether or not Borrower is joined therein or a separate action or actions are brought against Borrower. The Indemnified Parties' rights hereunder shall not be exhausted until all of the obligations of Principal hereunder have been fully paid and performed.

(f)  No Limitation on Liability.  Principal  hereby consents and agrees that the
     --------------------------
     Indemnified Parties may at any time and from time to time without further consent from Principal do any of the following events, and the liability of Principal under this Agreement shall be unconditional and absolute and shall in no way be impaired or limited by any of the following events, whether occurring with or without notice to Principal or with or without consideration: (i) any extensions of time for performance required by any of the Loan Documents or otherwise granted by any Indemnified Party or extension or renewal of any Note; (ii) any sale, assignment or foreclosure of any Note, the Deed of Trust or any of the other Loan Documents or any sale or transfer of the Trust Property; (iii) any change in the composition of Borrower, including, without limitation, the withdrawal or removal of Principal from any current or future position of ownership, management or control of Borrower; (iv) the accuracy or inaccuracy of the representations and warranties made by Principal herein or by Borrower in any of the Loan Documents; (v) the release of Borrower or of any other Person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, any Indemnified Party's voluntary act or otherwise; (vi) subject to the provisions of section 1(c) hereof, the release or substitution in whole or in part of any security for the Loan; (vii) the failure to record the Deed of Trust or to file any financing statement (or the improper recording or filing thereof) or to otherwise perfect, protect, secure or insure any lien or security interest given as security for the Loan; (viii) the modification of the terms of any one or more of the Loan Documents; or (ix) the taking or failure to take any action of any type whatsoever. No such action which any Indemnified Party shall take or fail to take in connection with the Loan Documents or any collateral for the Loan, nor any course or dealing with Borrower or any other Person, shall limit, impair or release Principal's obligations hereunder, affect this Agreement in any way or afford Principal any recourse against any Indemnified Party. Nothing contained in this Section shall be construed to require any Indemnified Party to take or refrain from taking any action referred to herein.

(g)  Enforcement.  This Agreement is subject to enforcement at law or in equity,
     -----------
     including actions for damages or specific performance.

(h)  Attorneys' Fees. In the event it is necessary for any Indemnified  Party to
     ---------------
     retain the services of an attorney or any other consultants in order to enforce this Agreement, or any portion thereof, Principal agrees to pay to such Indemnified Party any and all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees, costs and disbursements, incurred by such Indemnified Party as a result thereof and such costs, fees and expenses shall be included in Costs.

(i)  Successive  Actions.  A separate right of action hereunder shall arise each
     -------------------
     time an Indemnified Party acquires knowledge of any matter indemnified or guaranteed by Principal under this Agreement. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Principal hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.

(j)  Reliance.  The Lenders would not agree to make the Loan to Borrower without
     --------
     Principal entering into this Agreement. Accordingly, Principal intentionally and unconditionally enters into the covenants and agreements as set forth above and understands that, in reliance upon and in consideration of such covenants and agreements, the Loan shall be made and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not be made or entered into but for such reliance.

(k)  Waiver  by  Principal.  Principal  covenants  and  agrees  that,  upon  the
     ---------------------
     commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Principal shall not seek or cause Borrower or any other Person or entity to seek a supplemental stay or other relief, whether injunctive or otherwise, pursuant to 11 U.S.C. ss. 105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law, (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of any Indemnified Party to enforce any rights of any Indemnified Party against Principal by virtue of this Agreement or otherwise.

(l)  Governing  Law;   Submission  to  Jurisdiction.   (i)  This  Agreement  was
     ----------------------------------------------
     negotiated in New York, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects (including, without limitation, matters of construction, validity and performance), this Agreement and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State and any applicable law of the United States of America.

(ii) Any legal suit, action or proceeding arising out of or relating to this Agreement may be instituted in any federal or state court in New York, New York. The Principal hereby (i) irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum, and (ii) irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding. The Principal does hereby designate and appoint Prentice-Hall Corporation System, Inc. as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any federal or state court in New York, New York, and agrees that service of process upon said agent with a copy to the Principal at its principal executive offices (mailed or delivered to the Principal in the manner provided in this Agreement) shall be deemed in every respect effective service of process upon the Principal, in any such suit, action or proceeding in the State of New York. The Principal (i) shall give prompt notice to the Administrative Agent of any changed address of its authorized agent hereunder, (ii) may at any time and from time to time designate a substitute authorized agent with an office in New York, New York (which office shall be designated as the address for service of process), and (iii) shall promptly designate such a substitute if its authorized agent ceases to have an office in New York, New York or is dissolved without leaving a successor.

(m)  Notices.  All notices,  demands,  consents,  approvals,  requests and other
     -------
     communications required or permitted hereunder ("Notices") shall be given in accordance with the provisions of Section 10.6 of the Loan Agreement, provided that the Principal's address for Notices is as follows:

                   c/o The Venetian
                   3355 Las Vegas Boulevard South
                   Las Vegas, NV 89109
                   Facsimile Number: (702) 733-5620
                   Telephone Number: (702) 733-5500

(o)  TRIAL BY JURY. EACH OF PRINCIPAL AND EACH INDEMNIFIED PARTY, TO THE FULLEST
     -------------
     EXTENT THAT IT MAY LAWFULLY DO SO, WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION, BROUGHT BY ANY PARTY HERETO WITH RESPECT TO THIS AGREEMENT, ANY NOTE OR ANY OTHER LOAN DOCUMENT. BY THEIR ACCEPTANCE OF THIS AGREEMENT, EACH INDEMNIFIED PARTY SHALL BE DEEMED TO HAVE AGREED TO SUCH WAIVER.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Principal has executed this Agreement as of the day and year first above written.

                                                        /s/ Sheldon G. Adelson
                                                       -----------------------
                                                          SHELDON G. ADELSON

STATE OF NEW YORK )
                  )  ss.:
COUNTY OF NEW YORK)


     On this ___ day of ____________, before me came Sheldon G. Adelson, to me known to be the individual described in, and who executed, the foregoing instrument, and acknowledged that he executed the same.

                                                              /s/
                                                              -----------------
                                                                   Notary Public

                                                               [Notarial Stamp]